UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2015

NVIDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

	2701 San Tomas Expressway, Santa Clara, CA	95050
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 486-2000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On May 7, 2015, NVIDIA Corporation, or the Company, issued a press release announcing its results for the three months ended April 26, 2015. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Attached hereto as Exhibit 99.2 and incorporated by reference herein is financial information and commentary by Colette M. Kress, Executive Vice President and Chief Financial Officer of the Company, regarding results of the quarter ended April 26, 2015, or the CFO Commentary. The CFO Commentary will be posted to http://investor.nvidia.com immediately after the filing of this Current Report.

The press release and CFO Commentary are furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Current Report shall not be incorporated by reference in any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 2.05. Costs Associated with Exit or Disposal Activities.

On May 5, 2015, the Company issued a press release announcing that it will wind down its Icera modem operations in the second quarter of fiscal 2016. The Company also announced that it is open to a sale of the technology or operations.

The Company’s Board of Directors approved this decision on May 4, 2015. The Company estimates that it will recognize restructuring charges in the range of $100 million to $125 million, primarily during fiscal 2016, consisting of severance and other employee termination benefits, tax expense items, and other costs associated with the wind-down, if the Company is unable to sell the modem operations. Given that the Company is in the early stages of this announcement, the amount and timing of the financial impact may differ from the ranges provided.

SECTION 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release, dated May 7, 2015, entitled “NVIDIA Announces Financial Results for First Quarter Fiscal 2016"
99.2	CFO Commentary on First Quarter Fiscal Year 2016 Results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation
Date: May 7, 2015	By: /s/ Colette M. Kress
Colette M. Kress
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated May 7, 2015, entitled “NVIDIA Announces Financial Results for First Quarter Fiscal 2016"
99.2	CFO Commentary on First Quarter Fiscal Year 2016 Results